Alfred Ayensu-Ghartey

Vice President and

Associate General Counsel

(212) 314-2777

alfred.ayensu-ghartey@equitable.com

September 9, 2025

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Separate Account No. 49 (the “Account”) Registration Nos.:
333-05593 and 811-07659 Accumulator (Includes Income Manager)
333-64749 and 811-07659 Accumulator Plus
333-60730 and 811-07659 Accumulator Elite
333-31131 and 811-07659 Accumulator Select
333-79379 and 811-07659 Accumulator Express
333-96177 and 811-07659 Accumulator Advisor
333-127445 and 811-07659 Retirement Income for Life
333-137206 and 811-07659 Stylus
333-142414 and 811-07659 Emblem
333-165395 and 811-07659 Structured Capital Strategies
333-207256 and 811-07659 Structured Capital Strategies 16
333-216084 and 811-07659 Structured Capital Strategies PLUS
333-216084 and 811-07659 Structured Capital Strategies PLUS Guard
333-254385 and 811-07659 Structured Capital Strategies PLUS 21
333-258709 and 811-07659 Structured Capital Strategies Income

Commissioners:

Equitable Financial, on behalf of Registrant, has sent to contract owners the semi-annual report, for the period ended June 30, 2025, for the following underlying mutual funds (“Funds”) in which Registrant invests:

•	EQ Advisors Trust – underlying funds:

1290 VT GAMCO Mergers & Acquisitions

1290 VT GAMCO Small Company Value

1290 VT SmartBeta Equity ESG

1290 VT Socially Responsible

EQ/400 Managed Volatility

EQ/2000 Managed Volatility

EQ/Aggressive Allocation

EQ/Aggressive Growth Strategy

EQ/Balanced Strategy

EQ/Conservative Allocation

EQ/Conservative Growth Strategy

EQ/Conservative-Plus Allocation

EQ/Conservative Strategy

EQ/Balanced Strategy

EQ/Franklin Small Cap Value Managed Volatility

EQ/Global Equity Managed Volatility

EQ/Growth Strategy

EQ/International Core Managed Volatility

EQ/International Value Managed Volatility

EQ/Janus Enterprise

EQ/Large Cap Core Managed Volatility

EQ/Large Cap Growth Managed Volatility

EQ/Large Cap Value Managed Volatility

EQ/Mid Cap Value Managed Volatility

EQ/Moderate Allocation

EQ/Moderate Growth Strategy

EQ/Moderate-Plus Allocation

EQ/AB Short Duration Government Bond

EQ/AB Small Cap Growth

EQ/ClearBridge Select Equity Managed Volatility

EQ/Common Stock Index

EQ/Core Bond Index

EQ/Equity 500 Index

EQ/Intermediate Government Bond

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Large Cap Value Index

EQ/Mid Cap Index

EQ/Money Market

EQ/Quality Bond PLUS

EQ/Small Company Index

Multimanager Technology

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

Equitable Financial understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY (“EQUITABLE FINANCIAL”)

1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105